SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        STEWARDSHIP FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

Stewardship Financial Corporation
630 Godwin Avenue
Midland Park, New Jersey  07432-1405


                                                                  April 15, 1998


To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of the Stockholders (the "Annual Meeting") of Stewardship Financial Corporation (the "Company"), the holding company for Atlantic Stewardship Bank ("the Bank"), to be held on May 11, 1998, at 7:00 P.M. at the main office of the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405.

     At the Annual Meeting stockholders will be asked to consider and vote upon the election of 4 directors.

     The Board of Directors of the company believes that the matter to be considered at the Annual Meeting is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the matter to be considered.

     YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, SO THAT YOUR SHARES WILL BE REPRESENTED.


                                          Very truly yours,

                                          Edward Fylstra
                                          Secretary

                      STEWARDSHIP FINANCIAL CORPORATION
                              630 GODWIN AVENUE
                     MIDLAND PARK, NEW JERSEY 07432-1405


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 11, 1998


     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Stewardship Financial Corporation (the "Company") will be held at the main office of the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405, on May 11, 1998, at 7:00 P.M. for the purpose of considering and voting upon the following matters:

     1. To elect four (4) persons named in the annexed Proxy Statement to serve as directors of the Company.

     2. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 31, 1998, are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering the Company a later proxy or by delivering a written notice of revocation to the Company.


                                          By Order of the Board of Directors

                                          Edward Fylstra
                                          Secretary


April 15, 1998




                 IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY

                      STEWARDSHIP FINANCIAL CORPORATION
                              630 GODWIN AVENUE
                     MIDLAND PARK, NEW JERSEY 07432-1405

                  ------------------------------------------

                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 11, 1998

                 -------------------------------------------

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to stockholders of Stewardship Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 11, 1998, at 7:00 P.M., at the main office of the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405 and at any adjournments thereof. The 1997 Annual Report to stockholders, including consolidated financial statements for the fiscal year ended December 31, 1997, and a proxy card accompany this Proxy Statement, which is first being mailed to record holders on or about April 15, 1998.

     Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NAMED IN THE PROXY STATEMENT.

     Other than the matters set forth in the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1045, Attn: Ms. Ellie King. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holders to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by mail or telephone by directors, officers and other employees of the Company without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock, no par, of the company ("Common Stock") with each share entitling its owner to one vote on the matter to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 31, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting an date any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 935,075 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.


                    PROPOSAL TO BE VOTED ON AT THE MEETING

                           1. ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation and its bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors, but leaves the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eleven (11).

     Directors will be elected to serve for a term of three (3) years and until their successors are duly elected and qualified.

     If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the

Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES.

     The following table sets forth the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to
Section 12 of the Securities Exchange Act of 1934.


===============================================================================
   NAME, AGE AND
   POSITION WITH                   BUSINESS               DIRECTOR   EXPIRATION
      COMPANY                     ENTERPRISE               SINCE       OF TERM
-------------------------------------------------------------------------------

William M. Almroth          Retired; formerly               1993        2001
Age 67, Director            Senior Vice President,
                            Sony Music Corporation

-------------------------------------------------------------------------------

Herman deWaal Malefyt       President,                      1986        2001
Age 64, Director            Skyline Greenhouses,
                            Inc.

-------------------------------------------------------------------------------

Harold Dyer                 Retired, formerly               1985        2001
Age 70, Director            President
                            White Laundry, Inc.

-------------------------------------------------------------------------------

Edward Fylstra, CPA         Managing Partner                1985        2001
Age 78, Director            Fylstra, Wright & Co.
                            (accountants)

===============================================================================

INFORMATION WITH RESPECT TO THE REMAINING DIRECTORS.

     The following table sets forth the names of the remaining directors, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934

===============================================================================
   NAME, AGE AND
   POSITION WITH                   BUSINESS               DIRECTOR   EXPIRATION
      COMPANY                     ENTERPRISE              SINCE(1)     OF TERM
-------------------------------------------------------------------------------

William C. Hanse, Esquire   Partner, Hanse &               1985         1999
Age 63, Director            Hanse
                            Attorneys at Law

-------------------------------------------------------------------------------

Margo Lane                  Corporate                      1994         1999
Age 47, Director            Communications
                            Manager Garden
                            State Paper and
                            Corporate Secretary,
                            Lane Electric, Inc.

-------------------------------------------------------------------------------

Arie Leegwater              Owner,
Age 64, Director and        Arie Leegwater                 1985         1999
Chairman of                 Associates
the Board

-------------------------------------------------------------------------------

John L. Steen               President,                     1985         1999
Age 60, Director and        Steen Sales, Inc. and
Vice Chairman of the        President, Dutch
Board                       Valley Throwing Co.,
                            (textiles)

-------------------------------------------------------------------------------

Robert J. Turner            President,                     1985         2000
Age 57, Director            The Turner Group
                            (insurance)

-------------------------------------------------------------------------------

William J. Vander Eems      President, William             1991         2000
Age 48, Director            Vander Eems, Inc.
                            (contractor)

-------------------------------------------------------------------------------

Paul Van Ostenbridge        President and                  1985         2000
Age 45, Director and        Chief Executive
President and Chief         Officer
Executive Officer           Atlantic
                            Stewardship Bank

===============================================================================

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth information concerning the beneficial ownership of the Common Stock, no par value, as of February 3, 1998, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company as described in this Proxy

-------------
(1) Includes prior service on the Board of Directors of the Bank

Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of five percent (5%) of the outstanding Common Stock.

===============================================================================

                                   Number of Shares
Name of Beneficial Owner         Beneficially Owned(1)      Percent of Class

-------------------------------------------------------------------------------

William M. Almroth*                    49,189 (2)                 5.04
-------------------------------------------------------------------------------

Herman deWaal Malefyt*                 13,611 (3)                 1.39
-------------------------------------------------------------------------------

Harold Dyer*                           24,689                     2.53
-------------------------------------------------------------------------------

Edward Fylstra*                        10,705 (4)                 1.09
-------------------------------------------------------------------------------

William C. Hanse*                      25,356 (5)                 2.59
-------------------------------------------------------------------------------

Margo Lane*                             7,664 (6)                 0.78
-------------------------------------------------------------------------------

Arie Leegwater*                        11,689 (7)                 1.19
-------------------------------------------------------------------------------

John L. Steen*                         23,590                     2.41
-------------------------------------------------------------------------------

Robert J. Turner*                      23,007 (8)                 2.35
-------------------------------------------------------------------------------

William J. Vander Eems*                28,432 (9)                 2.91
-------------------------------------------------------------------------------

Paul Van Ostenbridge                    3,885                     0.39
-------------------------------------------------------------------------------

Directors and Principal               223,155                    22.80
Officers of the Bank
as a group (13 persons)

==============================================================================

     * Includes Non-Employee Director Stock Option Plan shares of 4,090

     (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the Dividend Reinvestment Plan.

     (2) Includes 30,088 shares held by Mr. Almroth's spouse in her own name. Mr. Almroth disclaims beneficial ownership of the shares held by his spouse.

     (3) Includes 8,758 shares held by Mr. deWaal Malefyt's spouse in her own name. Mr. deWaal Malefyt disclaims beneficial ownership of the shares held by his spouse.

     (4) Includes 2,149 shares held by Mr. Fylstra's spouse in her own name. Mr. Fylstra disclaims beneficial ownership of the shares held by his spouse.

     (5) Includes 12,869 shares held jointly by Mr. Hanse and his spouse and 2,109 shares held by Mrs. Hanse's spouse in her own name. Mr. Hanse disclaims beneficial ownership of the shares held by his spouse.

     (6) Includes 2,149 shares held jointly by Mrs. Lane and her spouse. Mrs. Lane disclaims beneficial ownership of the shares held by her spouse.

     (7) Includes 3,164 shares held jointly by Mr. Leegwater and his spouse and 4,219 shares held by trusts of which Mr. Leegwater is the trustee. Mr. Leegwater disclaims beneficial ownership of the shares owned by his spouse.

     (8) Includes 4,803 shares held jointly by Mr. Turner and his spouse and 13,754 shares held by a company owned by Mr. Turner. Mr. Turner disclaims beneficial ownership of the shares held by his spouse.

     (9) Includes 8,811 shares held by Mr. Vander Eems' spouse in her own name and 4,586 shares held by Mr. Vander Eems as custodian for his children. Mr. Vander Eems disclaims beneficial ownership of the shares held by his spouse.

BOARD OF DIRECTORS' MEETINGS; COMMITTEES OF THE BOARD

     The Board of Directors of the Company held twelve meetings during 1997. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the Directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 1997. Each Company Director is a Bank Director.

     AUDIT COMMITTEE. The Company and the Bank have a standing Audit Committee of the Board of Directors. This committee arranges for the Bank's Directors' Examinations through its independent certified public accountant, reviews and evaluates the recommendations of the Directors' Examinations, receives all reports of examination of the Company and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Company's internal auditor and recommends any action to be taken in connection therewith. The Audit Committee met 5 times during 1997.. The Audit Committee consisted during 1997 of Directors Dyer (Chairman), Almroth, deWaal Malefyt, Leegwater and Steen.

     PERSONNEL COMMITTEE. The Bank maintains a Personnel Committee which sets the compensation for the executive officers of the Company. In 1997, the Committee consisted of Directors Almroth (Chairman), Leegwater, Turner and Van Ostenbridge and met 5 times.

     NOMINATING COMMITTEE. The Company also maintains a Nominating Committee. The Nominating Committee makes nominations for candidates to serve on the Company's Board of Directors. In 1997, the Nominating Committee consisted of Directors Steen (Chairman), Hanse and Fylstra.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company, other than full-time employees of the Company, receive fees of $475 per Board meeting attended, with the exception of Chairman Leegwater, who receives $950 per meeting. Directors also receive a fee of $25 per Committee meeting attended.

     STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Company maintains the Stewardship Financial Corporation 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan"). Under the Non-Employee Plan, 45,000(2) shares of Common Stock have been reserved for issuance. Non-Employee Directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate will participate in the Non-Employee Plan. Each participant in the Non-employee Plan will automatically receive an option to purchase 4,090 shares of Common Stock effective as of the date such participant commences his/her service on the Board of Directors. No options may be exercised more than ten years after the date of its grant. The purchase price of the shares of Common Stock subject to options under the Non-Employee Plan will be 95 percent of the fair market value on the date such option is granted.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Bank maintains a Personnel Committee which oversees executive compensation issues. The compensation payable to the Bank's executive officers is determined by the Board of Directors of the Bank upon recommendation of the Personnel Committee, without the participation of Mr. Van Ostenbridge on any compensation matter related directly to him.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                        EXECUTIVE COMPENSATION POLICY

     The Bank's policy is to compensate its executives fairly and adequately for the responsibility assumed by them for the success and direction of the Bank, the effort expended in discharging that responsibility and the results achieved directly or indirectly from each executive's performance. "Fair and adequate compensation" is established after careful review of:

     1.   The Bank's earnings

     2. The Bank's performance as compared to other companies of similar size and market area; and

----------------
(2) Per Share data has been restated to reflect a 2 for 1 stock split completed in September, 1997. Common Stock equivalents are not included in the calculation and they are not material.

     3. Comparison of what the market demands for compensation of similarly situated and experienced executives.

     Total compensation takes into consideration a mix of base salary, bonus, perquisites and stock options. The particular mix is established in order to competitively attract competent professionals, retain those professionals, and reward extraordinary achievement.

     The Board of Directors also considers net income for the year and earnings per share of the Bank before finalizing officer increases for the coming year.

     Based upon its current levels of compensation, the Bank is not affected by the new provisions of the Internal Revenue Code which limit the deductibility to a company of compensation in excess of $1,000,000 paid to any of its top five executives. Thus, the Bank has no policy as to that subject.

BASE SALARY

     The Board of Directors bears the responsibility for establishing base salary.

     Salary is minimum compensation for any particular position and is not tied to any performance formula or standard. However, that is not to say that poor performance will not result in termination. Acceptable performance is expected of all executive officers as a minimum standard.

     To establish salary, the following criteria are used:

     1.   Position description

     2.   Director responsibility assumed.

     3. Comparative studies of peer group compensation. Special weight is given to local factors as opposed to national averages.

     4.   Earnings performance of the Company resulting in availability of funds

     5. Competitive level of salary to be maintained to attract and retain qualified and experienced executives.

STOCK OPTIONS

     Recommendations for stock option awards are made by the Personnel Committee to the Stock Compensation Committee, which then makes recommendations to the entire Board of Directors for final action.

     The Personnel Committee meets to evaluate meritorious performance of all officers and employees for consideration to receive stock options.

     The Personnel Committee makes awards based upon the following criteria:

     1.   Position of the officer or employee in the Bank.

     2. The benefit which the Bank has derived as a result of the efforts of the award candidate under consideration.

     3. The Bank's desire to encourage long term employment of the award candidate.

     Perks, such as company automobiles and their related expenses, country club memberships, auxiliary insurance benefits and other perks which the Board may approve from time to time are determined and awarded pursuant to evaluation under the same criteria used to establish base salary.

CEO COMPENSATION

     Paul Van Ostenbridge is President and Chief Executive Officer of the Company and the Bank, and has been President and Chief Executive Officer of the Bank since its inception. The Company and the Bank have continued to make progress toward all of its goals during Mr. Van Ostenbridge's tenure as President and Chief Executive Officer.

     The total compensation to Mr. Van Ostenbridge in 1997 is an increase of 7.2% over his total 1996 compensation. In the Board opinion, this increase represents an appropriate amount in view of Mr. Van Ostenbridge's level of personal performance in 1997, the results achieved by the Company and the Bank, and compares favorably to other executives in the banking industry.

     The Board believes that the total compensation for Mr. Van Ostenbridge represents fair compensation in view of the 1997 performance of the Company and the Bank as well as peer group comparisons.

     In 1997, the Personnel Committee of the Bank consisted of Directors Almroth (Chairman), Leegwater, Turner and Van Ostenbridge.

            ANNUAL MANAGEMENT COMPENSATION AND ALL OTHER COMPENSATION

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officers of the Company. There are no other executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

                          SUMMARY COMPENSATION TABLE

                CASH AND CASH EQUIVALENT FORMS OF REMUNERATION

===============================================================================

                               Annual Compensation        Long Term Compensation
                        --------------------------------  ----------------------
                                                                Awards
                        -------------------------------------------------------
                                                                     Securities
                                                Other    Restricted  Underlying
      Name &               Salary   Bonus      Annual       Stock     Options/
Principal Position   Year   ($)             Compensation   Award(s)     SARs
                                               ($) (2)       ($)         (#)
-------------------------------------------------------------------------------

Paul Van             1997  150,000  25,000      13,991        0        8,000
Ostenbridge                          (1)
President and CEO
                   ------------------------------------------------------------

                     1996  140,000  13,112      18,593        0           0
                                     (3)
                   ------------------------------------------------------------

                     1995  120,000  10,250      13,843        0           0
                                     (3)
===============================================================================

     (1) Includes bonus earned through the Executive Compensation Plan and accrued during 1997, which was paid first quarter, 1998.

     (2) Includes the imputed value of personal use of Bank automobile, life insurance premium, Bank matching contributions to its 401(k) Plan, and Profit Sharing contributions.

     (3) Includes the value of shares of Common Stock awarded as a bonus in 1996 of 700 shares at a fair market value of $16.50 and 100 shares at a fair market value of $15.625; and 500 shares of Common Stock awarded as bonus in 1995 at a fair market value of $12.50 per share. Per share has been restated to reflect a 2 for 1 stock split completed in September, 1997.

     (4) For fiscal years 1997, 1996 and 1995 the Bank had no long term incentive plans in existence, and therefore made no payouts for awards under such plans.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

During 1997, 8,000 Incentive Stock Options were awarded to Paul Van Ostenbridge, President and CEO of the Company, under the Company's Employee Stock Option Plan. The following table sets forth certain information regarding options granted to executive officers of the Company during fiscal 1997. The Company has never granted stock appreciation rights (SARS) to any of its executive officers.



                            OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

=================================================================================================

                                      Individual Grants

-------------------------------------------------------------------------------------------------
                            Number of         % of Total
                           Securities        Options/SARs
                           Underlying         Granted to         Exercise
                          Options/SARs       Employees in         or Base         Expiration
       Name                Granted (#)        Fiscal Year       Price ($/SH)         Date
-------------------------------------------------------------------------------------------------

Paul Van Ostenbridge        8,000 (1)             67%              $18.50      September 10, 2007

=================================================================================================

(1) 1,600 options will become exercisable on May 20, 1998, and each year thereafter until all options are exercisable.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

No options were exercised by any executive officers of the Company disclosed in the Summary Compensation Table above during the fiscal year ended December 31, 1997. The following table sets forth for the named executive officers of the Company, the number of unexercised options held at December 31, 1997, and the potential value thereof based on the closing per share sales price of the Company's Common Stock of $21.00 on December 31, 1997.

================================================================================

                            Number of Securities        Value of Unexcercised
                           Underlying Unexercised       In-the-Money Options
                          Options at FY-End (#)(1)          at FY-End
                                                             ($) (2)

                              Exercisable (E)             Exercisable (E)
          Name               Unexercisable (U)           Unexercisable (U)
--------------------------------------------------------------------------------

Paul Van Ostenbridge            -0- (E)                    $    -0- (E)

                              8,000 (U)                    $168,000 (U)

--------------------------------------------------------------------------------


EMPLOYEE STOCK OPTION PLAN. The Company maintains the Stewardship Financial Corporation 1995 Stock Option Plan (the "Employee Plan"). Under the Employee Plan 22,500 shares of Common Stock have been reserved for issuance. Employees of the Company, the Bank, and any subsidiaries which the Company may incorporate or acquire are eligible to participate in the Employee Plan if such employees have a title of least vice president. The Personnel Committee manages the Employee Plan and selects participants from the eligible employees. No option granted under the Employee Plan may be exercised more than 10 years after the date of its grant. The purchase price for shares of Common Stock subject to options under the Plan may not be less than 100% of the fair market value on the date such options are granted. There were stock options awarded to the three executives of the bank dated May 20, 1997, totalling 12,000 common shares, of which 8,000 common shares were awarded to Paul Van Ostenbridge, President and Chief Executive Officer of the Company and the Bank, subject to the terms and conditions of the Employee Stock Purchase Plan, with the first installment available for purchase of May 20, 1998, at the fair market value of $18.50.

EMPLOYEE STOCK PURCHASE PLAN. The Company maintains the Stewardship Financial Corporation 1995 Employee Stock Purchase Plan (the "Purchase Plan"). Under the Purchase Plan 22,500 shares of Common Stock are reserved for issuance. Shares acquired under the Purchase Plan may be obtained, at the discretion of the Company, from the authorized but unissued shares of Common Stock or from the open market. Employees of the Company, the Bank and any subsidiaries which the Company may incorporate or acquire who work at least 20 hours per week are eligible to participate in the Purchase Plan. Shares are purchased for participants through payroll deductions in a maximum amount of 10% of a participant's total compensation per pay period. Eligible employees must notify the Bank of their participation in the Purchase Plan and the amount of payroll deductions that will be applied to purchase shares for them. The funds contributed by each participant are used to purchase shares of Common Stock at 95% of the fair market value.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS. The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers of directors, or in which they have beneficial ownership interests of 10% or more). These loans have all been made in the ordinary course of banking business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

The Company and the Bank retained the law firm of Hanse and Hanse as general counsel in 1997 and expect to continue to retain Hanse and Hanse as general counsel in 1998. Director William C. Hanse is a partner of the firm. During 1997, the Company and the Bank paid fees of approximately $14,400 to Hanse and Hanse.

The Company and the Bank purchase insurance through The Turner Group, an insurance brokerage owned by Robert J. Turner, a Director of the Company and the Bank. In 1997, the Company and the Bank paid insurance premiums of $79,733 to The Turner Group. In 1997, the Board approved an association with Diversified Tax Shelters, a division of The Turner Group, to sell life insurance, annuities and mutual funds to clients of the Bank.

RECOMMENDATION AND VOTE REQUIRED. Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE
                  FOR ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                              INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors of the Company and the Bank has recommended to the Boards that they retain the firm of KPMG Peat Marwick LLP ("Peat") to act as independent public accountants for the Company and the Bank for the fiscal year ending 1998. Peat has acted as the Company's and the Bank's independent public accountants for the years ended December 31, 1996 and 1997.

Peat has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders to be included in the Company's 1999 proxy material must be received by the Secretary of the Company no later than December 31, 1998.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the Annual Meeting; however, in the event such other matters come before the meetings, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                     [LOGO]

                        STEWARDSHIP FINANCIAL CORPORATION

PROXY         ANNUAL MEETING - MONDAY, MAY 11, 1998 @ 7:00 P.M.            PROXY


                            ATLANTIC STEWARDSHIP BANK
                                630 Godwin Avenue
                       Midland Park, New Jersey 07432-1405

The signer(s) hereby appoints Donald De Bruin, Paul D. Heerema, and Garret Hoogerhyde and each of them, proxies with power of substitution, to vote all shares the undersigned are entitled to vote at the above meeting or any adjournment thereof.

Nominees for election of three (3) year terms expiring April, 2001:
          William M. Almroth; Herman deWaal Malefyt; Harold Dyer, Edward Fylstra
                       (Vote and sign on the reverse side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
This Proxy, when properly executed, will be voted in the manner directed herein.
  If no direction is made, this proxy will be voted FOR Election of Directors
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS

1) To elect persons specified on the reverse side of this card to the Board of Directors of the Bank to serve until their term expires or until their
successors are elected and qualified:   FOR        WITHHELD
                                        [ ]          [ ]


FOR, except vote withheld from the following nominee(s):

--------------------------------------------------------

The signer(s) hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly a name appears hereon. Joint owners should each sign. The undersigned acknowledges receipt of the accompanying Notice of the Annual Meeting and Proxy Statement dated April 15, 1998, for the Annual Meeting to be held on May 11, 1998.

                                           -------------------------------------
                                                                            Date


                                           -------------------------------------
                                           Signature(s)                     Date

Anyone signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer, should indicate office or capacity:


                                 [ ] Please check if you will attend the meeting


                                                                           PROXY